SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:   January 7, 1999

Date of Earliest
  Event Reported: January 7, 1999


                                    MBIA Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Connecticut             1-9583                    06-1185706
        --------------    ------------------------         ------------
        (State of         (Commission File Number)        (IRS Employer
         Incorporation)                                    Identification No.)


   113 King Street, Armonk, New York                         10504
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(Address of principal executive offices)                   (Zip Code)


                                 (914) 273-4545
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEMS 1-4.  Not applicable.

ITEM 5.     OTHER EVENTS
            ------------
          On January 7, 1999, David H. Elliott, Chairman of MBIA Inc. announced senior management succession plan; Jay Brown Named Chief Executive Officer.

ITEM 6.     Not applicable.

ITEM 7.     FINANCIAL STATMENTS AND EXHIBITS
            --------------------------------
            (c)  Exhibits
                 20.1  MBIA Inc. Press Release dated January 7, 1999.

ITEM 8.     Not applicable.
                                                                     Page 2 of 4

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MBIA Inc.
                                         ------------------------------
                                              (Registrant)


Date:  January 7, 1999                  By  /s/ Neil G. Budnick
       ---------------                  -------------------------------
                                         Name:  Neil G. Budnick
                                         Title: Chief Financial Officer
                                                and Treasurer

                                  EXHIBIT INDEX
                                  -------------

    Exhibit No.                         Description
    -----------                         -----------
    20.1                                MBIA Inc. Press Release
                                        dated January 7, 1999

                                                                     Page 4 of 4